Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 24, 2017 (this “Amendment”), is entered into by and among BEAZER HOMES USA, INC., a Delaware corporation (together with its successors and assigns, the “Borrower”), the Lenders and Issuers party hereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, acting through one or more of its branches or affiliates, as agent (in such capacity and together with its successors, the “Agent”), and the other parties signatory hereto.

W I T N E S S E T H :

WHEREAS, the Borrower has entered into that certain Second Amended and Restated Credit Agreement, dated as of September 24, 2012 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of November 10, 2014, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of November 6, 2015, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of October 13, 2016 (the “Third Amendment”), and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment is hereinafter referred to as the “Amended Credit Agreement”), among the Borrower, the Lenders party thereto, the Agent and the other agents and parties party thereto from time to time;

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth therein;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth below; and

WHEREAS, the Borrower, the Lenders and the Issuers have agreed to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, it is agreed as follows:

ARTICLE 1

Definitions

Section 1.1     Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings assigned to such terms in the Credit Agreement, unless otherwise defined herein or the context otherwise requires.

ARTICLE 2

Amendments

Section 2.1     Amendments to Credit Agreement. The Credit Agreement is hereby amended and modified as follows:

(a)    The title page of the Credit Agreement is amended by replacing the reference to “$180,000,000” therein with a reference to “$200,000,000”.

(b)    The definition of “Termination Date” set forth in Section 1.01 of the Credit Agreement is amended by replacing the reference to “February 15, 2019” therein with a reference to “February 15, 2020”.

(c)    Clause (ii) of the third sentence of Section 2.02.2(a) of the Credit Agreement is amended by replacing the reference to “$200,000,000” therein with a reference to “$250,000,000”.

Section 2.2     Increased Commitments; Credit Agreement Schedule. The Commitment of (i) Credit Suisse AG, Cayman Islands Branch, as a Lender and an Issuer, is hereby increased by $6,666,667, (ii) Goldman Sachs Lending Partners LLC, as a Lender and an Issuer, is hereby increased by $6,666,667 and (iii) Deutsche Bank AG New York Branch, as a Lender and an Issuer, is hereby increased by $6,666,666 (such increase with respect to each such Lender, the “Increased Commitment Amount”). The Credit Agreement is hereby amended by amending and restating Schedule I thereto in the form of Schedule II to this Amendment in order to reflect the foregoing increases in Commitments.

ARTICLE 3

Miscellaneous

Section 3.1     Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Fourth Amendment Effective Date”) on which:

(a)    Amendment. The Agent shall have received duly executed and delivered counterparts of this Amendment no later than 5:00 p.m. (New York City time) on October 24, 2017 that, when taken together, bear the signatures of the Borrower, the Lenders and the Issuers;

(b)    Secretary Certificate of the Borrower. The Agent shall have received a certificate of the Secretary of the Borrower certifying (A) the names and true signatures of each officer of the Borrower who has been authorized to execute and deliver this Amendment and any other Loan Document or other document required to be executed and delivered by or on behalf of the Borrower under this Amendment, (B) that the attached copies of the certificate of incorporation of the Borrower (which has been certified as of a recent date by the Secretary of State of Delaware) and the bylaws of the Borrower, have not been amended except as set forth therein and remain in full force and effect and (C) the attached copy of resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery and performance of this Amendment and any other Loan Document or other document required to be executed and delivered on behalf of the Borrower under this Amendment;

(c)    Good Standing Certificate of the Borrower. The Agent shall have received a recently dated certificate of good standing for the Borrower issued by the Secretary of State of Delaware;

(d)    Opinions of Counsel. The Agent shall have received, on behalf of itself, the Lenders and the Issuers, the favorable written opinion of King & Spalding LLP, counsel for the Borrower and for certain of the Guarantors, (w) dated on the Fourth Amendment Effective Date, (x) addressed to the Agent, the Lenders and the Issuers, (y) in form and substance reasonably satisfactory to the Agent, and (z) covering such matters relating to this Amendment and the transactions contemplated hereby as the Agent shall reasonably request, and the Borrower and the applicable Guarantors hereby request such counsel to deliver such opinion;

(e)    No Default. On the date hereof and on the Fourth Amendment Effective Date (both before and after giving effect to this Amendment), no Default or Event of Default shall have occurred and be continuing;

(f)    Accuracy of Representations and Warranties. Each of the representations and warranties set forth in Article IV of the Credit Agreement, each other Loan Document and Section 3.3 of this Amendment shall be correct in all material respects on and as of the Fourth Amendment Effective Date as though made on and as of such date, except to the extent that any such representations and warranties are stated to relate solely to an earlier date, in which case such representations and warranties shall be correct in all material respects as of such earlier date, provided that in each case, any representations and warranties that are qualified as to “materiality” or “material adverse effect” shall be true and correct in all respects;

(g)    Acknowledgment and Confirmation. The Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto (the “Acknowledgement”), dated as of the Fourth Amendment Effective Date, executed and delivered by an authorized officer or other authorized signatory of each Guarantor; and

(h)    Effectiveness Fee and Expenses. The Borrower shall have paid to the Agent on the Fourth Amendment Effective Date (i) for the account of each Lender, a consent fee equal to the sum of (A) 0.15% of such Lender’s Commitment immediately prior to the effectiveness of this Amendment and (B) 0.35% of such Lender’s Increased Commitment Amount and (ii) all reasonable and documented fees, out-of-pocket costs and expenses of the Agent incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Agent.

Section 3.2    Conditions Subsequent. The Borrower will, and will cause each other Loan Party to, satisfy the requirements set forth on Schedule I to this Amendment on or before the date specified for such requirement (or such later date as agreed to by the Agent in its sole discretion). The failure by the Borrower to complete, or cause to be completed, any such item within the applicable time period for such item set forth on Schedule I to this Amendment (including any extension of any such time period as contemplated hereby) shall constitute an Event of Default if such failure shall continue for a period of thirty (30) consecutive days after delivery of written notice thereof from the Agent to the Borrower.

Section 3.3    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Agent and the Lenders that:

(a)     Each of the representations and warranties set forth in Article IV of the Credit Agreement and in each other Loan Document are correct in all material respects on and as of the Fourth Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is correct in all material respects as of such earlier date, provided that in each case, any representation or warranty that is qualified as to “materiality” or “material adverse effect” is true and correct in all respects;

(b)     As of the date hereof, the Borrower has the corporate power and authority, and the legal right, to enter into and perform this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of such party. The execution and delivery by such party of this Amendment, and performance by such party of the Credit Agreement as amended hereby, will not (a) contravene such corporation’s charter or bylaws, (b) violate, in any material respect, any provision of any law, rule, regulation (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System) order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such party, (c) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease, or instrument to which such corporation is a party or by which it or its properties may be bound or affected, (d) result in, or require, the creation or imposition of any Lien, upon or with respect to any of the properties now owned or hereafter acquired by such corporation, other than Liens securing the Obligations; or (e) cause such corporation, partnership or limited liability company to be in default, in any material respect, under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease or instrument. This Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally;

(c)     The Acknowledgement, when executed and delivered by each Guarantor party thereto, will constitute a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally; and

(d)    On the date hereof and on the Fourth Amendment Effective Date (both before and after giving effect to this Amendment), no Default or Event of Default has occurred and is continuing.

Section 3.4    Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 3.5     Continuing Effect; No Other Waivers or Amendments.

(a) This Amendment shall not constitute an amendment to or waiver of any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as a consent to any action on the part of the Borrower or any other Subsidiary that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

(b) The parties hereto acknowledge and agree that (i) this Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Loan Documents) under the Credit Agreement as in effect prior to the Fourth Amendment Effective Date; (ii) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the Liens and security interests as granted under the Loan Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payments of the “Obligations”.

(c)    On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall be a Loan Document for all purposes under the Credit Agreement.

(d)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrower and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) the Amended Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) or 1.471-2T(b)(2)(i).

Section 3.6    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic image shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 3.7     GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BEAZER HOMES USA, INC.

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

By:	/s/ Joan Park
	Name:	Joan Park
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]

LENDER AND ISSUER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and an Issuer

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

By:	/s/ Joan Park
Name:	Joan Park
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]

LENDER AND ISSUER:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender and an Issuer

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]

LENDER AND ISSUER:

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender and an Issuer

By:	/s/ Thomas M. Manning
Name:	Thomas M. Manning
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]

EXHIBIT A

TO AMENDMENT

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1.    Reference is made to the Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2017 (the “Amendment”), by and among the Borrower, the Agent and the Lenders party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Amendment or the Credit Agreement referenced in the Amendment, as the case may be.

2.    Each of the undersigned hereby (a) acknowledges receipt of a copy of the Amendment and (b) consents to and approves the execution, delivery and performance of the Amendment and the performance of the Credit Agreement as amended by the Amendment.

3.    After giving effect to the Amendment and the amendments and modifications to the Loan Documents effectuated by the Amendment (collectively, the “Modifications”), each of the undersigned ratifies, reaffirms and agrees (i) that the Amendment and any other Loan Documents executed and delivered in connection therewith do not constitute a novation, or termination of the “Obligations” under and as defined in the Credit Agreement as in effect prior to the Fourth Amendment Effective Date, (ii) that such “Obligations” are in all respects continuing (as amended thereby) with only the terms thereof being modified to the extent provided in the Amendment, (iii) to perform all of its obligations under each Loan Document to which it is a party (whether as original signatory thereto, by supplement thereto, by operation of law or otherwise), and (iv) that all such obligations remain in full force and effect.

4.    After giving effect to the Amendment and the Modifications effectuated thereby, each of the undersigned, with respect to each Loan Document to which it is a party (a) reaffirms and ratifies its unconditional guarantee of the full and punctual payment and performance of the Obligations as further set forth in the Guaranty, (b) reaffirms and ratifies the Liens and security interests granted by the undersigned under such Loan Document and (c) confirms and acknowledges that the Liens and security interests granted by the undersigned under such Loan Document remain in full force and effect and secure the payments of the “Obligations”.

5.    After giving effect to the Amendment and the Modifications effectuated thereby, each of the undersigned agrees that, from and after the Fourth Amendment Effective Date, each reference to “the Credit Agreement” in the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by the Amendment.

6.    THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

7.    This Acknowledgment and Confirmation may be executed in any number of counterparts and by the different parties to this Acknowledgement and Confirmation in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Acknowledgement and Confirmation. Delivery of an executed counterpart of a signature page to this Acknowledgement and Confirmation by facsimile or other electronic image shall be effective as delivery of a manually executed counterpart of this Acknowledgement and Confirmation.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

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SCHEDULE I

TO AMENDMENT

1.    Promptly following the Fourth Amendment Effective Date, and in no event later than thirty (30) days following the Fourth Amendment Effective Date, the Borrower shall deliver a list to the Agent of all Mortgages delivered to the Agent under the Credit Agreement (such list to exclude those Mortgages previously released pursuant to provisions of the Credit Agreement), accompanied by a certificate of a Responsible Officer of Borrower certifying that such list is true, correct and complete in all material respects. Such certification shall be deemed a representation and warranty under the Credit Agreement for all purposes.

2.    Within one hundred fifty (150) days of the Fourth Amendment Effective Date, the Borrower shall satisfy, or cause the satisfaction of, each of the following with respect to each Mortgage in each state as may be reasonably requested by the Agent (collectively, the “Specified States”), and which, for purposes of modifying such Mortgage under clause (A) below, shall be to reflect the extension of the Termination Date and the increase in the Aggregate Commitment or such other capped principal amount as set forth in such Mortgage as required pursuant to the laws of such states or the terms of such Mortgage:

(A)    the applicable Loan Party shall have executed and delivered to the Agent a modification to Mortgage in recordable form for the applicable jurisdiction in which the applicable Mortgaged Property is located and otherwise in form and substance reasonably acceptable to the Borrower and the Agent;

(B)    the Agent shall have received evidence that counterparts of the modifications to Mortgages previously recorded in the Specified States have been submitted to the appropriate offices of First American Title Insurance Company for recordation in the appropriate offices to ensure that the valid and perfected first priority Liens created by such Mortgages continue in full force and effect and evidence that all other actions that the Agent may reasonably deem necessary or desirable in order to ensure that the valid and perfected first priority Liens created by such Mortgages have been taken, subject only to Liens permitted under Section 6.01 of the Credit Agreement (provided that any Liens required by Section 6.01 of the Credit Agreement to be junior to the Liens securing the Facility are, in fact, junior to such Liens securing the Facility); and

(C)    the Agent shall have received a letter of opinion addressed to the Agent and the Lenders from counsel located in the Specified States with respect to the adequacy of the form of the modifications of the Mortgages and such other matters as reasonably requested by the Agent.

SCHEDULE II

TO AMENDMENT

Schedule I

Lenders	Commitment Percentage	Commitment	Facility Letter of Credit Sublimit
Credit Suisse AG, Cayman Islands Branch	33.3333333%	$66,666,667	$66,666,667

Goldman Sachs Lending Partners LLC	33.3333333%	$66,666,667	$66,666,667

Deutsche Bank AG New York Branch	33.3333333%	$66,666,666	$66,666,666

TOTAL	100%	$200,000,000	$200,000,000